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Exhibit 10.33(b)

                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "AGREEMENT") is made as March 15, 2000, by and among PriceSmart, Inc., a Delaware corporation (the "COMPANY"), and the shareholders listed on EXHIBIT A hereto, each of which is herein referred to as a "SHAREHOLDER."

                                    RECITALS

         The Company and the Shareholders have entered into a Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company will purchase all of the shares of PriceCostco de Panama, S.A. and P.B. Real Estate, S.A. held by Bueller's Corporation Ltd., a British Virgin Islands international business corporation ("Bueller's"), by issuing shares of the Company's common stock, par value $.0001 per share (the "Common Stock"), to the Shareholders. The Shareholders are all of the shareholders of Bueller's. A condition to Bueller's and the Shareholders' obligations under the Purchase Agreement is that the Company and the Shareholders enter into this Agreement in order to provide the Shareholders with certain rights to register the shares of the Company's Common Stock issued to the Shareholders pursuant to the Purchase Agreement.

                                    AGREEMENT

         The parties hereby agree as follows:

1. REGISTRATION RIGHTS. The Company and the Shareholders covenant and agree as follows:

     1.1. DEFINITIONS.  For purposes of this Section 1:

                  a. The terms "REGISTER," "REGISTERED," and "REGISTRATION"
               refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the declaration or ordering of effectiveness of such registration statement or document;

                  b. The term "REGISTRABLE SECURITIES" means (i) the shares of
               Common Stock issued to the Shareholders pursuant to the Purchase Agreement, and (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); PROVIDED, HOWEVER, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the

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               Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                  c. The number of shares of "REGISTRABLE SECURITIES THEN
               OUTSTANDING" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                  d. The term "HOLDER" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.9 of this Agreement; and

                  e. The term "SEC" means the Securities and Exchange
               Commission.

     1.2. COMPANY REGISTRATION. If the Company proposes to register any shares of its Common Stock under the Securities Act for resale by persons receiving such shares thirty (30) days or more after the date hereof as consideration for the Company's purchase of their direct or indirect interests in shares of the capital stock of any of the Company's subsidiaries, the Company shall, at such time, promptly give each Holder written notice of such registration (each, a "Demand Registration"). Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 2.3, the Company shall, subject to the provisions of Section 1.4, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered, which shall be referred to herein as a "Piggyback Registration." Notwithstanding the foregoing, the Company shall have no obligation to include any Registrable Securities in any registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities. In addition, the Company shall have no obligation to effect a Piggyback Registration pursuant to this Section
          1.2 if the Company does not proceed with Demand Registration.

               1.2(a)In the event that the Registrable Securities have not been registered, under the terms of this agreement within one year from the date of issuance of the Registrable Securities, then upon written notice within ten days after the expiration of said one year period, the Company shall promptly take all action necessary to register said Registrable Securities as otherwise provided herein.

     1.3. OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

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                  a. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                  b. Prepare and file with the SEC such amendments and
               supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

                  c. Furnish to the Holders such numbers of copies of a
               prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  d. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  e. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

                  f. Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  g. Provide a transfer agent and registrar for all Registrable
               Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     1.4. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

     1.5. EXPENSES OF REGISTRATION. The Company will bear the following expenses in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.2 for each Holder: all registration, filing, and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company. Each Holder shall be responsible for the following expenses in connection with registrations, filings or qualification of Registrable Securities pursuant to Section 1.2: underwriting discounts and commissions, if any, relating to the shares of Common Stock sold by such Holder and the fees and expenses of counsel to the Holder.

     1.6. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.7. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  a. To the extent permitted by law, the Company will indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or controlling person.

                  b. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and any other Holder selling securities in such registration statement against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED, that in no event shall any indemnity under this subsection 1.7(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                  c. Promptly after receipt by an indemnified party under this
               Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

                  d. If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; PROVIDED, that in no event shall any contribution by a Holder under this Subsection 1.7(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  e. Notwithstanding the foregoing, to the extent that the
               provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  f. The obligations of the Company and Holders under this
               Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this
               Section 1, and otherwise.

     1.8. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in SEC Rule 144, so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  c. furnish to any Holder, so long as the Holder owns any
               Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

     1.9. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 25,000 shares of such Registrable Securities, PROVIDED the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and PROVIDED, FURTHER, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

     1.10.TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

     1.11.TERMINATION OF REDEMPTION RIGHTS. Upon the exercise by any Shareholder of its rights under Section 1.2, such Shareholder's rights to require the Company to redeem such Shareholder's shares of Common Stock pursuant to Section 8 of the Purchase Agreement shall immediately terminate.

2.   MISCELLANEOUS

     2.1. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Common Stock issued pursuant to the Purchase Agreement). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     2.2. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

     2.3. NOTICES. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or on EXHIBIT A hereto or as subsequently modified by written notice.

     2.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     2.4. GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

     2.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.6. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                               [Signature Page Follows]

         The parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

PRICESMART, INC.
By: /s/ Gilbert A. Partida
   ----------------------------------------
     Gilbert A. Partida, President
Address:
Fax:

THE SHAREHOLDERS:

/s/ Rafael E. Barcenas
----------------------
Rafael E. Barcenas
Address for Notice:
Fax:

/s/ Uttam Nandwani
------------------
Uttam Nandwani
Address for Notice:
Fax:

First Federal Financial Corp:
By:  /s/ Hildaura de Salado
   ------------------------
   Hildaura de Salado, President
Address for Notice:
Fax:

/s/ Robert Novey
----------------
Robert Novey
Address for Notice:
Fax:

/s/ Joseph Azrak
----------------
Joseph Azrak
Address for Notice:
Fax:

/s/ Raymond Dayan
-----------------
Raymond Dayan
Address for Notice:
Fax:

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                                    EXHIBIT A

                                   SHAREHOLDERS

1. Roberto Novey:                   19,276

2. Rafael E. Barcena Perez:         64,442

3. Uttan Nandwani:                 104,380

4. Joseph Azrak:                    26,215

5. Raymond Dayan:                   15,337

6. First Federal Financial Corp.:   77,098
